A Rapidly Growing E&P Company



MicroCap Conference
New York, NY – April 2018

FOOTHILLS
EXPLORATION, INC.

OTCQB: FTXP

Disclaimer

THIS COMMUNICATION IS FOR YOUR GENERAL INFORMATION ONLY AND IS NOT AN OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITY. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF FEDERAL AND STATE SECURITIES LAWS, INCLUDING, BUT NOT LIMITED TO, ANY PROJECTIONS OF EARNINGS, REVENUE OR OTHER FINANCIAL ITEMS; ANY STATEMENTS OF THE PLANS, STRATEGIES AND OBJECTIONS OF MANAGEMENT FOR FUTURE OPERATIONS; ANY STATEMENTS CONCERNING PROPOSED NEW SERVICES OR DEVELOPMENTS; ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE; ANY STATEMENTS OR BELIEF; AND ANY STATEMENTS OF ASSUMPTIONS UNDERLYING ANY OF THE FOREGOING.

FORWARD-LOOKING STATEMENTS MAY INCLUDE THE WORDS "MAY," "COULD," "ESTIMATE," "INTEND," "CONTINUE," "BELIEVE," "EXPECT" OR "ANTICIPATE" OR OTHER SIMILAR WORDS. THESE FORWARD-LOOKING STATEMENTS PRESENT OUR ESTIMATES AND ASSUMPTIONS ONLY AS OF THE DATE OF THIS REPORT. EXCEPT FOR OUR ONGOING SECURITIES LAWS, WE DO NOT INTEND, AND UNDERTAKE NO OBLIGATION, TO UPDATE ANY FORWARD-LOOKING STATEMENT.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN ANY OF OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED OR ASSUMED IN ANY OR OUR FORWARD-LOOKING STATEMENTS. OUR FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FACTORS IMPACTING THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (A) POTENTIAL DEFAULT UNDER OUR SECURED OBLIGATIONS; (B) A DEFAULT UNDER ANY MATERIAL DEBT AGREEMENTS; (C) INCREASES IN INTEREST RATES OR OUR COST OF BORROWING; (D) DETERIORATION IN GENERAL OR REGIONAL ECONOMIC CONDITIONS; (E) ADVERSE STATE OR FEDERAL LEGISLATION OR REGULATION THAT INCREASES THE COSTS OF COMPLIANCE, OR ADVERSE FINDINGS BY A REGULATOR WITH RESPECT TO EXISTING OPERATIONS; (F) INABILITY TO ACHIEVE FUTURE SALES LEVELS OR OTHER OPERATING RESULTS; (G) FLUCTUATIONS IN THE PRICE OF OIL AND GAS; (H) THE UNAVAILABILITY OF FUNDS FOR CAPITAL EXPENDITURES; AND (I) OPERATIONAL INEFFICIENCIES IN OUR OPERATIONS.

Corporate Snapshot

Foothills Exploration, Inc. (OTCQB: FTXP), based in Denver, Colorado, is a growth stage oil and gas exploration and production (E&P) company with a focus and expertise in the acquisition and development of oil and gas properties.

- Currently acquiring and developing undervalued & underdeveloped oil and gas assets at attractive valuations.
- Exploiting opportunities to execute on an oil and gas roll-up strategy while in a lower commodity price environment.
- Building a portfolio of producing wells that have low operating costs, long life reserves and significant upside potential through improved price environments and development runway.

OTCQB:	FTXP
Share Price (4/2/18)	$0.18
Market Cap (4/2/18)	$2.7 MM
Common Shares Outstanding	14.9 MM
Float	2.3 MM
Management Ownership	2.4 MM
Institutional Ownership	9.7 MM
Warrants	2.9 MM
Debt	$8.2 MM

Regional Focus and Expertise

- **Well defined geographic focus** – Rockies
- **Strong management and technical team** with a proven track record and deep operational knowledge of the area
- Applying *new technology to* **define and optimize untapped potential**


DUCHESNE
UINTAH
UT
CO
Altamont
Red Wash
Monument Butte
Natural Buttes
Uinta Basin
CARBON
EMERY
GRAND
Oil
Natural Gas


Greater
Green



Rocky Mountains

- Uinta Basin – Utah
- Piceance Basin - Colorado
- Greater Green River & Big Horn Basins – Wyoming

Uinta Basin Overview

- Multi-stacked resource play with 30 billion barrels of OOIP from multiple formations
- Uinta Basin has more OOIP than OOIP in Montney, Eagle Ford, Niobrara and Bakken shale plays
- Strong industry results being generated in Castle Peak, Uteland Butte and Wasatch zones with 1-mile and 2-mile horizontal wells.

Multi-Stacked Resource Pay


Mahogany
Garden Gulch
Douglas Creek
Black Shale
Castle Peak
Uteland Butte
Wasatch

With Significant Oil Remaining in Place

Large Operators in the Uinta Basin

Foothills is surrounded by world-class operators in the area

NEWFIELD

NYSE: NFX
Mkt Cap: $4.8B

NYSE: CPG
Mkt Cap: $3.9B

Crescent Point

eog resources

NYSE: EOG
Mkt Cap: $59.8B

NYSE: APC
Mkt Cap: $30.8B

Anadarko
Petroleum Corporation

elpaso

NYSE: EPE
Mkt Cap: $330MM

QEP RESOURCES

NYSE: QEP
Mkt Cap: $2.4B

Unlocking Shareholder Value

FOOTHILLS EXPLORATION, INC.

- Financing the Company's 21% working interest in two EOG-operated horizontal Uinta Basin wells for $3.2MM is expected to deliver immediate field level net operating income of approximately $1.8 million annually based on $2.75 gas.

- Investing $0.9MM into reworking the Company's Duck Creek area wells is expected to deliver field level net operating income of approximately $2.1 million annually based on $60 oil.

Short-Term Outlook

Short-Term Outlook

- FTXP is currently focused on funding and developing two in-house projects to create shareholder value through a balanced mix of oil and natural gas production from current assets in the Uinta Basin.
- Meanwhile, management continues to evaluate several prospective target acquisitions of producing oil and gas properties with upside development potential to create further shareholder value.

Unlocking Value from Current Assets

$4.1 million CapEx invested into current assets is projected to deliver annual field level gross revenues of ~$6.5 million (~$5.2 MM field level net revenues)

EOG 2-Hz Wells

Phase I: $3.2 MM CapEx

+ $3.6MM gross ($2.9MM net) field level revenues in year 1 based on $2.75 gas

Timing: immediate

Duck Creek Reworks

Phase II: $0.9 MM CapEx

+ $2.9MM gross ($2.3MM net) field level revenues in year 1 based on $60 oil

Timing: immediate

Two EOG-Hz Wells

FOOTHILLS EXPLORATION, INC.

- TOTAL CAPEX = $3.2 MM
- Two EOG-operated horizontal wells have been producing commercial quantities of natural gas since December 2017
- 21.62% Working Interest in both wells operated by EOG Resources, Inc. (NYSE:EOG)
- <u>Estimated to generate field level net operating income of ~$1.8 million annually based on $2.75 gas.</u>

Duck Creek Reworks

FOOTHILLS EXPLORATION, INC.

- TOTAL CAPEX = $0.9 MM
- Rework 6 Duck Creek wells back to production
- Expected 210 BOPD (post rework)
- Rework program will target bypassed pay zones in Castle Peak, B-Limestone, Black Shale and Douglas Creek formations
- Swab, perforate and frac rework operations
- Estimated to generate $2.1 million in field level net operating income annually based on $60 oil.

Forecasted Project Economics

$3.6 MM gross revenues/yr
$2.9 MM net field revenues/yr
$1.8 MM net operating income/yr

14,900,627 shares outstanding

Phase I: $3.2MM CapEx

2 EOG Hz Wells

Projected to add $1.8 million/year in field net operating income based on $2.75 gas

+~3.7 MMCFD gas production from 21% working interest

Producing commercial quantities since Dec '17

$6.5 MM gross revenues/yr
$5.2 MM net revenues/yr
$3.9 MM net operating income/yr

14,900,627 shares outstanding

Phase II: $0.9MM CapEx

Duck Creek Reworks

Projected to add $2.1 million/year in field net operating income based on $60 oil

Expected + 210 barrels of oil per day

Return 6 wells to production

Target bypassed pay in Castle Peak, B-Limestone, Black Shale and Douglas Creek

Swab, perforate and frac rework operations

Balanced Portfolio

$6.5 million total annual gross revenues


Annualized Gross Revenue (%)
$3,381,929
52%
$3,153,494
48%
Oil
Gas

$3.9 million total annual net income

(before G&A)


Annualized Net Income (%)
$1,663,333
42%
$2,264,641
58%
Oil
Gas

Additional Development Opportunities

- Acquisition of Tiger Energy properties provided an entry point and a strong platform for growth in the Uinta Basin
- Multi-stacked resource plays with numerous low-cost rework / development opportunities and upside potential from emerging horizontal development
- Long-life reserves – Uinta Basin wells have historically produced for as long as 30-40 years
- Proven producing field with 30+ PUD Locations



N
DUCHESNE
Altamont, Bluebell, and Cedar Rim
Asphalt Ridge (outcrop)
Vernal
Jensen
Ashley Valley
Red Wash, Wonsits Valley
Horseshoe Bend
Brennan Bottom
Raven Ridge
Provo
Fruitland
Duchesne
Ouray
Coyote Basin
WASATCH
UTAH
Brundage Canyon
Greater Monument Butte*
Natural Buttes
Thistle
Tucker
Soldier Summit
Sowers Canyon
Antelope Creek
Uteland Butte
Rock House
Castlegate
Nine Mile Canyon
Love
Agency Draw
Oil Springs
Sheep Ridge
Stone Cabin
Peters Point
Helper
Soldier Creek
Reserve
Main Canyon
Pine Springs
North Hill Creek
Flat Rock
Fence Canyon
UINTAH
Price
Wellington
CARBON
EMERY
Moon Ridge
Cedar Camp
To Green River
Segundo Canyon
San Arroyo and Westwater
GRAND
COLORADO
UINTA BASIN
Gas field
Oil field

Uinta Basin Asset

FOOTHILLS EXPLORATION, INC.

- Asset consists of 5,700 acres with proved undeveloped reserves providing the Company with numerous infield drilling locations and considerable upside potential in the near term:
  - 7+ MMBO PUD reserves
  - 6+ MMBO Probable reserves
  - Existing infrastructure in place
  - Multiple stacked pay zones
  - Horizontal drilling targets in Black Shale, Uteland Butte and Upper Wasatch
  - Proven Oil Field with numerous PUD Locations
  - Long-Life Reserves

Uinta Basin Recent Hz-Drilling Update

FOOTHILLS EXPLORATION, INC.

- **Crescent Point Energy (NYSE: CPG)**
  - Wasatch Hz Wells' IP = 1,700 BOEPD (avg)
  - Castle Peak Hz Wells' IP = 1,000 BOEPD (avg)

- **Newfield Exploration (NYSE: NFX)**
  - Central Basin Hz Wells' IP = 1,100-1,500 BOEPD (avg)
  - 2018 CapEx budget includes drilling 10-15 new central basin Hz wells

Management Team

FOOTHILLS EXPLORATION, INC.

Kevin J. Sylla
Executive Chairman

- Also serves as CEO of Foothills Petroleum, Inc., FTXP's main operating subsidiary.
- 10 years of oil & gas industry experience with extensive knowledge in business development, mergers and acquisitions, and management of oil and gas field operations.
- Served as Managing Director of Tiger Energy Operating and Tiger Energy Partners International.
- Participated extensively in the financing, acquisition and development of hundreds of domestic oil and gas wells.
- Petroleum Land Management from TCU and Energy & Finance Management Certification from University of Denver.

B.P. Allaire, MBA
CEO, Director

- Seasoned business operator with over 25+ years experience in numerous disciplines across various industries, with last 7 years in oil & gas industry.
- Former Managing Partner of Versailles Capital Partners, a multi-discipline strategic advisory and business development firm based in Los Angeles.
- Experience leading a rollup and integration of 4 acquired targets into a vertically-integrated entity.
- MBA in General Management from Harvard Business School.
- Summa cum laude graduate of Johnson & Wales University.
- B.S. Management, A.S. Finance & Investments / A.S. Advertising & Public Relations.

Christopher Jarvis, MBA, CFA, CMT
EVP Finance, Director

- 20+ years of capital markets and investments experience covering equity, commodity and fixed-income markets.
- Engineered and executed energy risk management hedges for large multi-national companies.
- Ranked #1 by Bloomberg's BARR analyst ranking system as a publishing analyst in 2005.
- Routinely appears on CNBC, Fox Business News and Reuters.
- Contributor to major print media outlets including Reuters, Bloomberg, and the Wall Street Journal as an oil and gas analyst.
- MBA from University of Connecticut, with concentration in Finance.
- B.A. in Arts History from University of Massachusetts.

Management Team (con't)

FOOTHILLS EXPLORATION, INC.

Alex Hemb
Director, Petroleum Engineer

- 25+ years' experience as Petroleum Engineer, both onshore and offshore with broad domestic and international work experience.
- Engineered & developed technology for separating oil and water and commercialized this into a successful company providing oil/water separation services to oil & gas industry.
- B.S. M.Sc. Petroleum Engineering from Montana Tech with numerous certifications from various oil and gas technical schools.


ACQUISITION · DEVELOPMENT · PRODUCTION GROWTH

FOOTHILLS
EXPLORATION, INC.

Company Contact
Kevin J. Sylla
Executive Chairman
(720) 449-7478
ksylla@foothillspetro.com

633 17th Street, Suite 1700
Denver, CO 80202
(720) 449-7478
www.foothillspetro.com

Investor Relations Contact
Christopher Jarvis
EVP Finance
(720) 449-7478
ir@Foothillspetro.com